                                                                  EXECUTION COPY
                                                                  --------------
                                                                  EXHIBIT 10.2


                               WARRANT AGREEMENT

                         Dated as of February 23, 2000

                                by and between

                                 OPTIKA INC.,

                     THOMAS WEISEL CAPITAL PARTNERS, L.P.

                                      and

                THE PARTIES LISTED ON THE SIGNATURE PAGE HERETO

                               WARRANT AGREEMENT

                             TABLE OF CONTENTS*

                                                                          Page

SECTION 1.  Definitions..................................................    1

SECTION 2.  Warrant Certificates.........................................    3

SECTION 3.  Issuance of Warrants.........................................    4

SECTION 4.  Execution of Warrant Certificates............................    4

SECTION 5.  Registration.................................................    4

SECTION 6.  Registration of Transfers and Exchanges......................    5

SECTION 7.  Terms Of Warrants; Exercise Of Warrants......................    6

SECTION 8.  Payment of Taxes.............................................    8

SECTION 9.  Mutilated or Missing Warrant Certificates....................    8

SECTION 10. Reservations of Warrant Shares...............................    8

SECTION 11. Adjustment of Number of Warrant Shares.......................    9
            (a) Initial Exercise.........................................    9
            (b) Adjustment to Exercise Price for Stock Dividends and for
                  Combinations or Subdivisions of Common Stock...........    9
            (c) Adjustment in connection with Reclassification and
                Reorganization...........................................   13
            (d) No Amendments............................................   14
            (e) Voluntary Increases......................................   14
            (f) When Issuance or Payment May Be Deferred.................   14
            (g) Form of Warrants.........................................   15
            (h) Other Dilutive Events....................................   15
            (i) Adjustment in Warrant Shares.............................   15

SECTION 12.  Fractional Interests........................................   15

________________________________
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

SECTION 13.  Notices to Warrant Holders; Rights of Warrant Holders......   16

SECTION 14.  Obtaining Stock Exchange Listings..........................   17

SECTION 15.  Notices To The Company.....................................   17

SECTION 16.  Supplements And Amendments.................................   18

SECTION 17.  Successors.................................................   18

SECTION 18.  Termination................................................   18

SECTION 19.  Governing Law..............................................   18

SECTION 20.  Benefits of This Agreement.................................   18

SECTION 21.  Headings...................................................   19

SECTION 22.  Submission to Jurisdiction.................................   19

SECTION 23.  Waiver of jury trial.......................................   19

SECTION 24.  Service of Process.........................................   19

SECTION 25.  Counterparts...............................................   19

EXHIBIT A.   Form of Warrant Certificate................................  A-1

EXHIBIT B.   Form of Transfer...........................................  B-1

          WARRANT AGREEMENT, dated as of February 23, 2000, by and between OPTIKA INC., a Delaware corporation (the "Company"), and Thomas Weisel Capital
                                          -------
Partners, L.P., a limited partnership organized under the laws of Delaware ("TWCP") and the entities listed on the signature pagers hereto (each such
 ------
entity and TWCP, a "Purchaser" and collectively with TWCP, the "Purchasers").
                    ---------                                   ----------

                                   RECITALS
                                   --------

          WHEREAS, the Company has entered into a Securities Purchase Agreement, dated as of February 9, 2000 (the "Purchase Agreement"), with the Purchasers,
                                   ------------------
pursuant to which the Company has agreed to sell to the Purchasers (i) an aggregate of 731,851 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock") of the Company, and (ii) warrants (the
                       ---------------
"Warrants") to purchase up to an aggregate of 307,298 shares (subject to
 --------
adjustment as provided in Section 11 hereof), exercisable at any time at an exercise price of $22.448 per share, of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and (the shares of Common Stock issuable
                      ------------
on exercise of the Warrants being herein called the "Warrant Shares");
                                                     --------------

          WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth the terms and conditions of the Warrants;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          SECTION 1.   Definitions.

          As used in this Agreement, the following capitalized terms will have the respective meanings:

          "Affiliate" of any specified Person means any other Person, directly
           ---------
or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" and all references thereto means this Agreement as it may
           ---------
from time to time be amended or supplemented.

          "Board of Directors" means the board of directors of the Company.
           ------------------

          "Business Day" shall mean any day other than a Saturday, Sunday, or a
           ------------
day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" shall have the meaning set forth in the Recitals.
           ------------

          "Company" shall have the meaning set forth in the first paragraph of
           -------
this Agreement.

          "Conversion Right" shall have the meaning set forth in Section 7
           ----------------
hereof.

          "Current Market Price," shall mean, as to shares of Common Stock or
           --------------------
any other class of capital stock or securities of the Company or any other issuer which are publicly traded, the average of the daily Market Prices of the Common Stock for the fifteen consecutive Trading Days immediately preceding the date for which such value is to be computed.

          "Exercise Price" shall have the meaning set forth in Section 7 hereof.
           --------------

          "Exercise Rate" shall have the meaning set forth in Section 11 hereof.
           -------------

          "Expiration Date" shall have the meaning set forth in Section 7
           ---------------
hereof.

          "Fair Market Value" shall mean, as to shares of Common Stock or any
           -----------------
other class of capital stock or securities of the Company or any other issuer which are publicly traded, the Current Market Price of such shares or securities. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof and reasonably acceptable to holders of a majority of the Warrant Shares.

          "Issue Date" shall mean February 23, 2000.
           ----------

          "Market Price" when used with reference to shares of Common Stock or
           ------------
other securities on any date, shall mean (i) if such Common Stock or other security is listed or authorized for trading on any national securities exchange, the closing price of such Common Stock or other security on such date,
(ii) if such shares of Common Stock or other security are not so listed, the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (iii) if such shares of Common Stock or other securities are so traded as provided in clause (ii), but not so quoted, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (iv) if such shares of Common Stock or other securities are not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors based on an opinion of an independent investment banking firm experienced in the valuation of such securities selected in good faith by the Board of Directors or a committee thereof and reasonably acceptable to holders of a majority of the Warrant Shares.

          "Outstanding" shall mean, when used with reference to Common Stock, at
           -----------
any date as of which the number of shares thereof is to be determined, fully diluted shares of Common Stock (calculated as prescribed by generally accepted accounting principles), except shares then owned or held by or for the account of the Company or any subsidiary thereof and except options shall not be included until the same are exercised.

          "Person" means any individual, firm, corporation, partnership or other
           ------
entity and shall include any successor (by merger or otherwise of such entity).

          "Purchasers" shall have the meaning set forth in the first paragraph
           ----------
of this Agreement.

          "Register Office" shall have the meaning set forth in Section 6
           ---------------
hereof.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Senior Financial Officer" means the chief financial officer,
           ------------------------
principal accounting officer, treasurer or controller of the Company.

          "Trading Day" means a Business Day or, if the Common Stock is listed
           -----------
or admitted to trading on any national securities exchange or the Nasdaq National Market, a day on which such exchange or the Nasdaq National Market is open for the transaction of business.

          "Transfer Agent" shall have the meaning set forth in Section 10
           --------------
hereof.

          "Transfer Notice" shall have the meaning set forth in Section 6
           ---------------
hereof.

          "Warrant holder(s)" or "holders of Warrant certificates" means, in
           -----------------      -------------------------------
each case, registered holders of Warrant certificates.

          "Warrants" shall have the meaning set forth in the Recitals.
           --------

          "Warrant Shares" shall have the meaning set forth in the Recitals.
           --------------

          SECTION 2.   Warrant Certificates.

          The Warrant certificates to be issued and delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

          SECTION 3.   Issuance of Warrants.

          The Company, simultaneously with the Closing (as defined in the Purchase Agreement), shall deliver to the Purchasers duly executed Warrant certificates registered in the name of the Purchasers for the purchase of an aggregate of 307,298 shares of Common Stock, with each Purchaser receiving Warrant certificates for the purchase of the number of shares of

Common Stock set forth opposite the name of such Purchaser on Schedule A to the Purchase Agreement.

          SECTION 4.   Execution of Warrant Certificates.

          Warrant certificates evidencing Warrants to purchase initially an aggregate of up to 307,298 shares of Common Stock shall be duly executed, on the date of this Agreement, by the Company and delivered to the registered holder of the Warrants in accordance with the provisions of Section 3 hereof. Warrant certificates shall be signed on behalf of the Company by any two authorized officers. Each such signature upon the Warrant certificates may be in the form of a facsimile signature and may be imprinted or otherwise reproduced on the Warrant certificates and, for that purpose, the Company may adopt and use the facsimile signature of any person who shall have been an authorized officer, notwithstanding the fact that at the time the Warrant certificates shall be delivered or disposed of such person shall have ceased to hold such office. In case any officer of the Company who shall have signed any of the Warrant certificates shall cease to hold such office before such Warrant certificates shall have been an authorized officer delivered or disposed of by the Company, such Warrant certificates nevertheless may be delivered or disposed of as though such person had not ceased to hold such office. Any Warrant certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant certificate, shall be a proper officer of the Company to sign such Warrant certificate, although at the date of the execution of this Agreement such person did not hold such office.

          SECTION 5.   Registration.

          The Company shall number and register the Warrant certificates in a register as they are issued by the Company. The Company may deem and treat the registered holder(s) of the Warrant certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

          SECTION 6.   Registration of Transfers and Exchanges.

          The Company shall cause to be kept at its principal corporate office (the "Register Office") a register in which, subject to such reasonable
      ---------------
regulations as it may prescribe, the Company shall provide for the registration of Warrant certificates and of transfers or exchanges of Warrant certificates at the Warrant holder's option. The Company shall from time to time register the transfer of any outstanding Warrant certificates upon the records to be maintained by it for that purpose, upon surrender thereof. Upon any such registration of transfer, a new Warrant certificate shall be issued to the transferee(s) and the surrendered Warrant certificate shall be canceled by the Company. Canceled Warrant certificates shall thereafter be disposed of in a manner satisfactory to the Company in accordance with any applicable laws. Whenever any Warrant certificates are surrendered for exchange, the Company shall execute and deliver the Warrant certificates that the Warrant holder making the exchange is entitled to receive. All Warrant certificates issued upon any registration of transfer or exchange of Warrant certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant certificates surrendered for such registration of transfer or exchange. Every Warrant certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in the form of Exhibit B attached hereto, duly executed by the Warrant holder or his attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange upon surrender of Warrant certificates or any issuance of Warrant certificates pursuant to Section 3 or this Section 6, but the Company may require payment of a sum sufficient to cover any stamp or other governmental charge or tax which may be imposed in connection with any such transfer or exchange. Any Warrant certificate when duly endorsed in blank (with signature guaranteed) shall be deemed negotiable. The holder of any Warrant certificate duly endorsed in blank may be treated by the Company and all other Persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of Warrants maintained by the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Warrant holder as the owner for all purposes. In addition to any other legend which may be required by applicable law, each Warrant certificate representing Warrants and each certificate representing Warrant Shares issued upon exercise of the Warrant shall have endorsed, to the extent appropriate, upon its face the following words:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144 PROVIDED, IF SO REQUESTED BY THE COMPANY, AN OPINION OF
                   --------
          COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

          Prior to any transfer or attempted transfer of any Warrants, the holder of such Warrants shall give 10 days' prior written notice (a "Transfer
                                                                     --------
Notice") to the Company of such holder's intention to effect such transfer,
------
describing the manner and circumstances of the proposed transfer, and, if requested by the Company, obtain from counsel to such holder, who shall be reasonably satisfactory to the Company, an opinion that the proposed transfer of such Warrants may be effected without registration under the Securities Act. After receipt of the

Transfer Notice and opinion, the Company shall, within five days thereof, so notify the holder of such Warrants and such holder shall thereupon, subject to compliance with the other restrictions on transfer contained herein, be entitled to transfer such Warrants, in accordance with the terms of the Transfer Notice. Each Warrant issued upon such transfer shall bear the restrictive legends set forth above, unless, in the opinion of counsel to such holder (which opinion must be reasonably satisfactory to the Company and its counsel), such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants giving the Transfer Notice shall not be entitled to transfer such Warrants until receipt of notice from the Company under this Section 6.

          SECTION 7.   Terms Of Warrants; Exercise Of Warrants.

          Subject to the terms of this Agreement, the Warrants may be exercised at any time after the date hereof in whole and from time to time in part until 5:00 p.m. (ET) on February 23, 2008 (the "Expiration Date"). Each Warrant, when
                                          ---------------
exercised in accordance with the terms hereof and upon payment in cash of the exercise price of $22.448 per share (the "Exercise Price") will entitle the
                                          --------------
holder thereof to acquire from the Company (and the Company shall issue to such holder of a Warrant) one fully paid and nonassessable share of the Company's authorized but unissued Common Stock (subject to adjustment as provided in Section 11). No cash dividend shall be paid to a holder of Warrant Shares issuable upon the exercise of Warrants unless such holder was, as of the record date for the declaration of such dividend, the record holder of such Warrant Shares.

          A Warrant may be exercised upon surrender to the Company at the Register Office of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, together with payment to the Company of the Exercise Price for each Warrant Share then exercised.

          In lieu of payment of the Exercise Price pursuant to the preceding paragraph, the Warrant holder shall have the right to require the Company to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into shares of Common Stock by surrendering to the Company
 ----------------
the certificate or certificates evidencing the Warrant to be converted with the form of notice of conversion on the reverse thereof duly filled in and signed. Upon exercise of the Conversion Right, the Company shall deliver to the Warrant holder (without payment by the holder of the Warrant of any Exercise Price) that number of shares of Common Stock which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being exercised at the time the Warrants are exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Warrants from the aggregate Current Market Price (as defined in Section 11) of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Warrants (taking into account all applicable adjustments pursuant to Section 11) by (y) the Current Market Price of one share of Common Stock immediately prior to the exercise of the Warrants.

          Subject to the provisions of Section 8 hereof, upon surrender of the Warrant certificate or certificates, the Company shall issue and deliver with all reasonable dispatch, to or upon the written order of the Warrant holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of Warrant Shares issuable or other securities or property to which such holder is entitled hereunder upon the exercise of such Warrants, including, at the Company's option, any cash payable in lieu of fractional interests as provided in Section 12 hereof. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price. The Company may issue fractional shares of Common Stock upon exercise of any Warrants in accordance with Section 12 hereof.

          The Warrants shall be exercisable on or prior to the Expiration Date, at the election of the holders thereof, either at any time in whole or from time to time in part (in whole shares) and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on exercise of such certificate at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company will duly execute and deliver the required new Warrant certificate or certificates pursuant to the provisions of Section 4 and this Section 7.

          All Warrant certificates surrendered upon exercise of Warrants shall be canceled by the Company. Such canceled Warrant certificates shall then be disposed of in a manner satisfactory to the Company and in accordance with any applicable law. The Company shall account promptly in writing with respect to Warrants exercised and all monies received for the purchase of the Warrant Shares through the exercise of such Warrants. In the event that the Company shall purchase or otherwise acquire Warrants, the Company may elect to have the Warrants canceled and retired. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the registered Warrant holders during normal business hours and upon reasonable notice at the Register Office.

          SECTION 8.   Payment of Taxes.

          The Company will pay all taxes and other governmental charges attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any
          --------  -------
such taxes or charges which may be payable in respect of any transfer involved in the issue of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such taxes or charges or shall have established to the satisfaction of the Company that such taxes or charges have been paid.

          SECTION 9.   Mutilated or Missing Warrant Certificates.

          In case any of the Warrant certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity and security therefor, if requested, also reasonably satisfactory to the Company. Applicants for such substitute Warrant certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          SECTION 10.   Reservations of Warrant Shares.

          The Company (i) shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which would then be deliverable upon the exercise of all outstanding Warrants if all such outstanding Warrants were then exercisable and (ii) shall not take any action which results in any adjustment of the number of Warrant Shares if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrant Shares would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          The transfer agent for the Preferred Stock (which may be the Company if it is acting as transfer agent) (the "Transfer Agent") and every subsequent
                                         --------------
transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply such Transfer Agent with duly executed stock certificates for purposes of honoring all outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement and the Company will provide or otherwise make available any cash which may be payable as provided in Section 12 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to each Warrant holder pursuant to Section 13 hereof.

          The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants have been duly authorized and will, upon payment of the Exercise Price or upon the exercise of the Conversion Right and issuance, be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          SECTION 11.   Adjustment of Number of Warrant Shares.

          (a) Initial Exercise. Each Warrant will initially be exercisable by the holder thereof into one share of Common Stock at the Exercise Price.

          (b) Adjustment to Exercise Price for Stock Dividends and for Combinations or Subdivisions of Common Stock.

          (i) In case the Company shall at any time or from time to time after the Closing Date (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide or split the outstanding shares of Common Stock, (C) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Exercise Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any Warrants thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which after the happening of any of the events described above such Warrants would have been exercisable had such Warrants been exercised immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, split, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. Such adjustment shall be made successively whenever an event listed above shall occur. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which clause (c) applies.

          (ii) In case the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock) (collectively, "Additional Shares")
                                                         -----------------
after the Closing Date at a price per share (or having a conversion or exercise price per share) less than the Current Market Price as of the date of issuance of such shares (or, in the case of convertible or exchangeable securities, less than the Current Market Price as of the date of issuance of the rights, warrants or other securities in respect of which shares of Common Stock were issued), then, and in each such case, the Exercise Price shall be reduced to an amount determined by multiplying (A) the Exercise Price in effect on the day immediately prior to the date of issuance of such Additional Shares by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such sale or issue multiplied by the then applicable Current Market Price per share and (2) the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into or for which the rights, warrants or other convertible securities may convert or be exercisable or exchangeable), and the denominator of which shall be the sum of (x) the total number of shares of Common Stock Outstanding immediately prior to such sale or issue and (y) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted, exercised or exchanged), multiplied by the Current Market Price. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance of Additional Shares. For purposes of this clause (ii), the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or convertible securities shall be deemed to be equal to the sum of the aggregate offering price

(before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock, rights, warrants and convertible securities plus the aggregate amount (as determined on the date of issuance), if any, payable upon exercise or conversion of any such rights, warrants and convertible securities into shares of Common Stock. If, subsequent to the date of issuance of such right, warrants or other convertible securities, the exercise or conversion price thereof is reduced, such aggregate amount shall be recalculated and the Exercise Price shall be adjusted retroactively to give effect to such reduction. On the expiration of any option or the termination of any right to convert or exchange any securities into Additional Shares, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination (but taking into account other adjustments made following the time of issuance of such securities) had such security, to the extent outstanding immediately prior to such expiration or termination, never been issued. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the Fair Market Value of such other securities. The issuance or reissuance of (i) any shares of Common Stock or rights, warrants or other securities convertible into shares of Common Stock (whether treasury shares or newly issued shares) (A) pursuant to a dividend or distribution on, or subdivision, split, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Exercise Price pursuant to clause
(i) of this clause (b); (B) pursuant to any restricted stock or stock option plan or stock purchase program of the Company involving the grant of options or rights to acquire Common Stock to directors, officers and employees and, in the case of options, consultants and service providers, of the Company and its subsidiaries so long as (x) the granting of such options or rights has been approved by the Board of Directors and (y) the aggregate consideration receivable by the Company in connection with such options shall be no less than fair market value, as determined by the Board of Directors, and in connection with such rights under the employee stock purchase plan of the Corporation shall be no less than 85% of the fair market value, as determined by the Board of Directors, of the Common Stock underlying such options or rights on the date of grant; (C) pursuant to any option, warrant, right, or convertible security outstanding as of the Closing Date, or (ii) the Series A Preferred Stock issuable pursuant to the Purchase Agreement and any shares of Common Stock issuable upon conversion or exercise thereof, shall not be deemed to constitute an issuance of Common Stock or convertible securities by the Company to which this clause (b)(ii) applies; provided that, notwithstanding clause (i)(C), the Exercise Price shall be appropriately reduced to the extent that the number of shares into which any such security may be converted, exercised or exchanged is increased or the price therefor is reduced after the Issue Date. No adjustment shall be made pursuant to this clause (b)(ii) in connection with any transaction to which clause (c) applies.

          (iii) In case the Company shall fix a record date for the issuance on a pro rata basis of rights, options or warrants to the holders of its Common Stock (or other securities convertible into or exercisable or exchangeable for shares of Common Stock) entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) at a price per share of Common

Stock (or having a conversion, exercise or exchange price per share of Common Stock, in the case of a security convertible into, or exerciseable or exchangeable for, shares of Common Stock) less than the Current Market Price on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted pursuant to paragraph 11(b)(ii) hereof, as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or other securities prior to their receipt of such shares of Common Stock. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire in whole or in part unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph 11(b)), the Exercise Price shall again be adjusted as follows: (A) in the event that all of such rights, options or warrants expire unexercised, the Exercise Price shall be the Exercise Price that would then be in effect if such record date had not been fixed; (B) in the event that less than all of such rights, options or warrants expire unexercised, the Exercise Price shall be adjusted pursuant to paragraph 11(b)(ii) to reflect the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants that remain outstanding (without taking into effect shares of Common Stock issuable upon exercise of rights, options or warrants that have lapsed or expired); and (C) in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled, the Exercise Price shall be adjusted to reflect the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock. Notwithstanding the foregoing, in case the Company shall issue rights, options or warrants ("Stockholder Rights") to all holders of its Common Stock
              ------------------
entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through
(iii) until the occurrence of a specified event or event ("Trigger Event"),
                                                           -------------
such Stockholder Rights shall for purposes of this clause (iii) not be deemed issued or distributed until the occurrence of the earliest Trigger Event and the conversion price shall not be reduced until the occurrence of such earliest Trigger Event.

          (iv) In case the Company shall fix a record date for the making of a distribution to all holders of any class of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (A) the numerator of which shall be the Exercise Price immediately prior to such distributions less the Fair Market Value of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock and (B) the denominator of which shall be the Exercise Price immediately prior to such distributions. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed. An adjustment to the Exercise Price also shall be made in respect of dividends and distributions paid exclusively in cash to all holders of any class of Common Stock (excluding any dividend or distribution in connection with the Liquidation (as defined in the Certificate of Designation for the Series A Convertible Preferred Stock of the Company) of the Company and any cash that is distributed upon a merger, consolidation or other transaction for which an adjustment pursuant to paragraph 11(c) is made) or in the case where the Company effects any repurchase of its Common Stock where the sum of
(1) all such cash dividends and distributions made within the preceding 12 months in respect of which no adjustment has been made and (2) any cash and the Fair Market Value of other consideration paid in respect of any repurchases of Common Stock by the Company or any of its subsidiaries within the preceding 12 months in respect of which no adjustment has been made, exceeds 5% of the Company's market capitalization (being the product of the then Current Market Price of the Common Stock times the aggregate number of shares of Common Stock then outstanding on the record date for such distribution). The Exercise Price to be in effect after such adjustment shall be determined by subtracting from the Exercise Price in effect prior to such adjustment an amount equal to the quotient of (A) the sum of clause (1) and clause (2) above and (B) the number of shares of Common Stock outstanding on the date such adjustment is to be determined.

               (v) The term "dividend," as used in this clause (b), shall mean a dividend or other distribution upon the capital stock of the Company.

               (vi) Anything in this clause (b) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Exercise Price such that the number of shares of Common Stock receivable upon the exercise of each Warrant would differ by at least one two-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least one two-hundredth of one share of Common Stock, such change in Exercise Price shall thereupon be given effect. All calculations under this Section 11 shall be made to the nearest four decimal points.

               (vii) The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under this clause (b).

               (viii) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of Exercise granted by this clause (b) or in the Exercise Price then in effect shall be required by reason of the taking of such record.

              (ix)  If any event occurs as to which the provisions of this
Section 11(b) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights of the holders of the Warrants

          (c) Adjustment in connection with Reclassification and Reorganization. In the case of any consolidation or merger or reclassification in connection therewith of the Company with or into another corporation (a "Transaction") occurring at any time, each Warrant then outstanding shall thereafter be exercisable for, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock for which such Warrant was exercisable immediately prior to such Transaction. In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 11 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property. The Company, or the person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Company's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such rights and such rights shall be clearly provided for in the definitive transaction documents relating to such Transaction. The certificate or articles of incorporation or other constituent document shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11. The provisions of this Section 11(c) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

          (d) No Amendments. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant holders thereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (ii) will not take any action which results in any adjustment of the number of Warrant Shares if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise.

          (e) Voluntary Increases. The Company may, but shall not be obligated to, make such increases in the number of Warrant Shares, in addition to those required by paragraphs (a) through (c) of this Section 11, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

          (f) When Issuance or Payment May Be Deferred. In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 13 hereof; provided, however, that the Company shall deliver to such holder a due bill or
--------  -------
other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          (g) Form of Warrants. Irrespective of any adjustments in the Exercise Price or kind of shares or other assets purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares or other assets as are stated in the Warrants initially issuable pursuant to this Agreement.

          (h) Other Dilutive Events. If any corporate action shall occur as to which the provisions of this Section 11 are not strictly applicable but as to which the failure to make any adjustment would adversely affect the purchase rights or value represented by the Warrants in accordance with the essential intent and principles of such Section 11 (which are to place the Warrant holder in a position as nearly equal as possible to the position the Warrant holder would have occupied had the Warrant holder purchased shares of Common Stock on the date hereof) then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) to give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 11, necessary to preserve, without dilution, the purchase rights represented by Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to Warrant holders and will make the adjustments described therein.

          (i) Adjustment in Warrant Shares. Except in connection with an adjustment pursuant to 11(c), upon each adjustment in the Exercise Price of which a Warrant is exercisable pursuant to this Section 11, the number of Warrant Shares covered by such Warrant shall be adjusted to equal a number of shares of Common Stock equal to the number of Warrant Shares before such adjustment multiplied by a fraction, of which the numerator is the Exercise Price before giving effect to such adjustment and the denominator of which is the Exercise Price immediately after giving effect to such adjustment.

          SECTION 12.   Fractional Interests.

          The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants, although it may do so in its sole discretion. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable upon the exercise of any such Warrants (or specified portion thereof), the Company shall pay to the Warrant holder an amount in cash equal to the Market Price per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

          SECTION 13.   Notices to Warrant Holders; Rights of Warrant Holders.

          Upon any adjustment of the number of Warrant Shares pursuant to
Section 11 hereof, the Company shall promptly thereafter (i) file with the Register Office a certificate of the Senior Financial Officer of the Company (unless the Purchasers request a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company)) setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant and (ii) give to each of the registered holders of the Warrant certificates at its address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

          In case the Company shall authorize:

          (a) the issuance of any dividend or other distribution on the Common Stock, whether in cash, capital stock, or other securities, evidences of indebtedness or other property; or

          (b) any action which would require an adjustment of the number of Warrant Shares pursuant to Section 11 hereof; or

          (c) any tender offer or exchange offer by the Company for shares of Common Stock, or Common Stock open market repurchase program; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Register Office and shall give to each of the registered holders of the Warrant certificates at the address appearing on the Warrant register, a written notice by first-class mail, postage prepaid, at least 20 days (or 10 days in any case specified in clause (b) above) prior to the applicable record date hereinafter specified, or, in the case of events for which there is no record date, at least 20 business days before the effective date of such event or the commencement of such tender offer, exchange offer, or repurchase program. Any written notice provided pursuant to this Section 13 shall state (i) the date as of which the holders of record of shares of Common Stock are entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the commencement date of any tender offer, exchange offer or repurchase program for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 13 or any defect therein shall not affect the legality or validity of any issuance, right, option, warrant, distribution, tender offer, exchange offer, repurchase program, consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any of the Warrant certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice of meetings of stockholders or the election of Directors of the Company or any other matter, or any other rights of stockholders of the Company, including any right to receive dividends. In addition, the holders of Warrant certificates shall have no preemptive rights and shall not be entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

          SECTION 14.   Obtaining Stock Exchange Listings.

          The Company shall also from time to time take all action reasonably necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on or quoted on the Nasdaq National Market or any securities exchange or interdealer quotation system within the United States, if any, on which other shares of Common Stock are then listed or quoted.

          SECTION 15.   Notices To The Company.

          Any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Warrant certificate to the Company shall be sufficiently given or made when deposited in the mail, first class or registered, postage prepaid, addressed, as follows:

               Optika Inc.
               7450 Campus Drive, 2/nd/ Floor
               Colorado Springs, CO 80920
               Attention: Chief Financial Officer

          SECTION 16.   Supplements And Amendments.

          The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrant certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant certificates. Any amendment or supplement to this Agreement that has an adverse effect on the interests of holders of Warrant certificates shall require the written consent of registered holders of two-thirds of the then outstanding Warrants. The consent of each holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares for or into which a Warrant may be exercised or convertible would be decreased.

          SECTION 17.   Successors.

          All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 18.   Termination.

          This Agreement shall terminate on the earlier of date on which all Warrants have been exercised or after 5:00 p.m. (ET) on the Expiration Date.

          SECTION 19.   Governing Law.

          THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE
          ---------------------------------------------------------------------
DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT
----------------------------------------------------------------------------
REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
------------------------------------------

          SECTION 20.   Benefits of This Agreement.

          Nothing in this Agreement shall be construed to give to any Person other than the Company and the registered holders of Warrant certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant certificates.

          SECTION 21.   Headings.

          The descriptive headings of the several Sections and paragraphs of this Agreement inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meanings or interpretation of this Agreement.

          SECTION 22.   Submission to Jurisdiction.

          If any action, proceeding or litigation shall be brought by the Purchaser or any holder of Warrants in order to enforce any right or remedy under this Agreement, the Company hereby consents and will submit, and will cause each of its subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Company hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it
                                                  ----- --- ----------
may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

          SECTION 23.   Waiver of jury trial.

          THE PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO
          ---------------------------------------------------------------------
A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR
------------------------------------------------------------------------------
INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF
--------------------------------------------------------------------------------
THE WARRANTS.
-------------

          SECTION 24.   Service of Process.

          Nothing herein shall affect the right of any holder of a Warrant or Warrant Share to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

          SECTION 25.   Counterparts.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        OPTIKA INC.


                                        By:_______________________________
                                             Name:
                                             Title:

PURCHASERS
----------
                    THOMAS WEISEL CAPITAL PARTNERS, L.P.
                    By: Thomas Weisel Capital Partners LLC, its general partner

                    By: Thomas Weisel Partners Group LLC, its managing member

                    By:_________________________________________________________
                        Name:
                        Title:

                    TWP CEO FOUNDERS' CIRCLE (AI), L.P.
                    By: Thomas Weisel Capital Partners LLC, its general partner

                    By: Thomas Weisel Partners Group LLC, its managing member

                    By:_________________________________________________________
                        Name:
                        Title:

                    TWP CEO FOUNDERS' CIRCLE (QP), L.P.
                    By: Thomas Weisel Capital Partners LLC, its general partner

                    By: Thomas Weisel Partners Group LLC, its managing member

                    By:_________________________________________________________
                        Name:
                        Title:

                    THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
                    By: Thomas Weisel Capital Partners LLC, its general partner

                    By: Thomas Weisel Partners Group LLC, its managing member

                    By:_________________________________________________________
                        Name:
                        Title:

                    TWP 2000 C0-INVESTMENT FUND, L.P.
                    By: Thomas Weisel Capital Partners LLC, its general partner

                    By: Thomas Weisel Partners Group LLC, its managing member

                    By:_________________________________________________________
                        Name:
                        Title:


[Purchasers' Signature Page -- Warrant Agreement]

PURCHASERS
----------

                               RKB CAPITAL, L.P.


                               By:____________________________________
                                  Name:  Peter Schleider
                                  Title: General Partner



[Purchasers Signature Page - Warrant Agreement]

                                                                       EXHIBIT A

                          Form of Warrant Certificate
                                    [Face]
No. ____
                              Warrant Certificate
                                  OPTIKA INC.

          This Warrant Certificate certifies that _____________, or registered assigns, is the registered holder of Warrants (the "Warrants") to purchase an
                                                    --------
aggregate of _________ shares of Common Stock, par value $.001 per share (the "Common Stock"), of OPTIKA INC. a Delaware corporation (the "Company"). Each
 ------------                                                -------
Warrant entitles the holder upon exercise to purchase from the Company at any time after the date hereof a fully paid and nonassessable share of Common Stock (a "Warrant Share") upon surrender of this Warrant Certificate and payment in
    -------------
full for such Warrant Share at the Register Office of the Company, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares purchasable upon exercise thereof are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless authenticated by countersignature of the Warrant Agent, as such term is used in the Warrant Agreement.

          THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE
          ----------------------------------------------------------------------
WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF
--------------------------------------------------------------------------
CONFLICTS OF LAWS.
------------------

          EXERCISABLE AT ANY TIME UNTIL THE EXPIRATION DATE.

          IN WITNESS WHEREOF, Optika Inc. has caused this Warrant Certificate to be signed by its President and Vice President each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:
                                  OPTIKA INC.


                                  By:_________________________________



                                  By:_________________________________


                                                  [SEAL]

                          Form of Warrant Certificate

                                   [Reverse]

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants having a term of eight years and entitling the holder on exercise to receive shares of Common Stock (the "Common Stock"), and
                                                           ------------
are issued or to be issued pursuant to a Warrant Agreement, dated as of February 23, 2000 (the "Warrant Agreement"), between the Company and the other parties
               -----------------
thereto, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. All terms not otherwise defined herein shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time after the date hereof in whole and from time to time in part until the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment to the Company of the Exercise Price for each Warrant then exercised. In lieu of payment of the Exercise Price pursuant to the preceding sentence, the holder of the Warrants may convert the Warrants, in whole or in part and at any time or times, into shares of Common Stock by surrendering to the Company this Warrant Certificate with the form of notice of conversion set forth hereon properly completed and executed. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

          The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares may, subject to certain conditions, be adjusted. The Company will not be required to issue fractional Warrant Shares on the exchange of Warrants, although it may do so in its sole discretion. If fractional shares are not issued, the Company will pay the cash value of such fractional shares as determined in accordance with the provisions of the Warrant Agreement.

          Warrant certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant certificate or Warrant certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant certificate at the office of the Company, a new Warrant certificate or Warrant certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         Form of Election to Purchase

                   (To Be Executed Upon Exercise of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to receive ____________ shares of Common Stock and hereby tenders for payment for such shares to the order of Optika Inc. in the amount of $____________ in accordance with the terms hereof.

          The undersigned requests that a certificate for such shares be registered in the name of _____________________________________, whose address is _________________________________ and that such shares be delivered to
______________________________ whose address is ________________________.

          If said number of Warrant Shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such shares be registered in the name of _________________________, whose address is ______________________,
_____________________________ and that such Warrant certificate be delivered to
__________________________ whose address is _____________________________.



                                                 _______________________________
                                                            (Signature)

Date: _____________________

                         Form of Notice of Conversion

                  (To Be Executed Upon Conversion of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to convert Warrants represented hereby into ________ shares of Common Stock in accordance with the terms hereof.

          The undersigned requests that a certificate for such shares be registered in the name of _____________________________________, whose address is _________________________________ and that such shares be delivered to
______________________________ whose address is ________________________.

          If said number of Warrant Shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such shares be registered in the name of _________________________, whose address is
__________________________, and that such Warrant certificate be delivered to
__________________________, whose address is _____________________________.



                                                 _______________________________
                                                          (Signature)

Date: _____________________

                                                                       EXHIBIT B
                                                                       ---------

                               Form of Transfer

                   (To Be Executed Upon Transfer of Warrant)

          FOR VALUE RECEIVED, the undersigned registered holder of this Warrant certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant certificate not being assigned hereby) all of the rights of the undersigned under this Warrant certificate, with respect to the number of Warrants set forth below:

Name of Assignee(s)  Address          Social Security or     Number of Warrants
                                      other identifying
                                      number of assignee(s)



and does hereby irrevocably constitute and appoint the Company as the undersigned's attorney to make such transfer on the register maintained by the Company for that purpose, with full power of substitution in the premises.

Date:

________________________________
     (Signature of Owner)

________________________________
     (Street Address)

________________________________
   (City)  (State)  (Zip Code)

Signature Guaranteed by:

________________________________
Name:
Title:

                                      -1-